ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2021
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Letter to Shareholders

Dear Fellow Shareholders,
Every new year brings with it the opportunity for a fresh start, resolutions for change, and hope for the future. No year in recent history has held greater expectations than 2021. We all hope to put the pandemic behind us and get back to normal.
The year began with a new President in the White House and multiple vaccines already starting to be distributed. As the quarter progressed, we made significant strides towards vaccinating the most vulnerable. While we are moving closer to a return to normalcy as the availability of vaccines continues to grow, new COVID-19 variants threaten to slow progress.
Financials, Industrials, and Health Care were the primary contributors to our relative performance.

The economy continued to show signs of recovering as employers added more jobs in the first quarter and the unemployment rate declined to 6.0%. In February, consumer sentiment rose to its highest level since March 2020, when the COVID-19 shutdowns were just beginning. Over the past year, household savings have grown significantly and should begin to flow through the economy as it reopens.
The passage of a $1.9 trillion stimulus package and a commitment of continued support from the Federal Reserve helped drive the stock market higher. The S&P 500 ended the quarter up 6.2% and our fund rose 5.8% on net asset value. Improved growth prospects pushed yields on 10-year Treasury notes higher and raised some concerns that the size of the stimulus could lead to higher inflation.
After a strong 2020 for growth stocks, the market saw a rotation out of the Technology sector and into cyclical sectors such as Energy and Financials, which tend to do well in a recovering economy. These two sectors generated the highest absolute returns for the S&P in the quarter, increasing 30.9% and 16.0%, respectively.
For our Fund, Financials, Industrials, and Health Care were the primary contributors to our relative performance, while Technology and Consumer Staples detracted the most.
Our investments in Financials rose 19.9%, making the sector the largest contributor to our relative performance. We were overweight bank stocks, which benefited from the rising 10-year bond yield and the rotation into value stocks.

Letter to Shareholders (continued)

Bank of America, our largest active weight in banks, returned 28.3%. Our holdings in credit sensitive companies, such as Capital One Financial, generated strong returns as concerns about consumers’ ability to repay credit card debt subsided. Our position in MetLife, a life insurance company, rose 30.7%. The company is a direct beneficiary of higher interest rates and has streamlined and simplified its business model to focus on profitable growth.
Our Industrials holdings also contributed positively to our performance, increasing 13.8%. Cyclical stocks, which are the most sensitive to changes in economic growth, have done well this year. Our investments in United Rentals (+42.0%) and Caterpillar (+28.1%) were standouts. Kansas City Southern, the railroad operator, agreed to be acquired by Canadian Pacific, which drove the stock up 29.9%. During the quarter, we increased our cyclical exposure by adding Alaska Air, a domestic airline, to our portfolio. We expect domestic and leisure travel to resume sooner than international and business travel and view Alaska Air as well-positioned to capitalize on the pent-up demand for travel.
The Technology sector was challenged this quarter due to a rotation out of companies that benefited from the stay-at-home orders and rising interest rates, which negatively impact stocks with high price-to-earnings ratios. Our Technology investments increased 0.8%, compared to a 2.0% return for the benchmark. During the quarter, we added Micron Technology, a manufacturer of memory semiconductors. With rising demand and limited supply, we expect Micron to benefit from higher memory pricing and margins, which should lead to better-than-expected returns. We also added Fair Isaac to our portfolio. In addition to a large software business, the company owns the credit scoring business FICO, which accounts for 40% of revenue and is the primary driver of its profitability. We saw the stock as attractively valued and see room for meaningful growth for both of its businesses.
For the three months ended March 31, 2021, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 5.8%. This compares to a 6.2% total return for the S&P 500 and a 6.4% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 5.9%.
For the twelve months ended March 31, 2021, the Fund’s total return on NAV was 53.4%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 56.4% and 54.8%, respectively. The Fund’s total return on market price was 53.9%.
During the quarter, the Fund paid distributions to shareholders of  $5.6 million, or $.05 per share, consisting of $.02 net investment income and $.02 long-term capital gain realized in 2020, and $.01 net investment income realized in 2021.

Letter to Shareholders (continued)

On April 15, 2021, an additional net investment income distribution of  $.05 per share was declared for payment on June 1, 2021. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.
Reflecting on the past 12 months of living through a global pandemic, we find ourselves humbled yet hopeful as vaccines have brought light at the end of tunnel. As we anniversary one year working remotely, I want to express my deep gratitude and appreciation to the entire Adams Funds team. In the face of much uncertainty, everyone has worked incredibly hard to adapt to these circumstances and to continue to perform at the high level our shareholders expect. Throughout this time, we are reminded of the importance of focusing on what is within our control. For us, that is maintaining a disciplined investment approach. As always, we thank you for investing with us and do not take your trust for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
April 15, 2021

Summary Financial Information

(unaudited)
	2021	2020
At March 31:
Net asset value per share	$21.16	$14.64
Market price per share	$18.26	$12.59
Shares outstanding	111,027,037	108,750,795
Total net assets	$2,348,986,742	$1,591,765,312
Average net assets	$2,259,091,039	$1,820,537,084
Unrealized appreciation on investments	$955,772,294	$312,309,428

For the three months ended March 31:
Net investment income	$3,485,518	$5,451,601
Net realized gain (loss)	$125,404,799	$49,396,647
Cost of shares repurchased	$–	$1,328,103
Shares repurchased	–	114,792
Total return (based on market price)	5.9%	-19.9%
Total return (based on net asset value)	5.8%	-18.1%

Key ratios:
Expenses to average net assets*	0.70%	0.74%
Net investment income to average net assets*	0.63%	1.20%
Portfolio turnover*	81.6%	81.2%
Net cash & short-term investments to net assets	0.4%	0.8%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2021
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$145,729,437	6.2%
Apple Inc.	130,138,610	5.5
Amazon.com, Inc.	98,082,336	4.2
Alphabet Inc. Class A	93,638,408	4.0
Facebook, Inc. Class A	55,872,341	2.4
UnitedHealth Group Incorporated	49,150,447	2.1
JPMorgan Chase & Co.	45,775,561	2.0
Bank of America Corp.	44,431,596	1.9
Berkshire Hathaway Inc. Class B	43,327,712	1.8
Thermo Fisher Scientific Inc.	40,617,820	1.7
	$746,764,268	31.8%

Schedule of Investments

March 31, 2021
(unaudited)
	Shares	Value (a)
Common Stocks — 99.6%
Communication Services — 11.0%
Activision Blizzard, Inc.	126,000	$11,718,000
Alphabet Inc. Class A (b)	45,400	93,638,408
AT&T Inc.	237,882	7,200,688
Comcast Corporation Class A	710,700	38,455,977
Facebook, Inc. Class A (b)	189,700	55,872,341
Netflix, Inc. (b)	25,331	13,214,169
T-Mobile US, Inc. (b)	101,500	12,716,935
Walt Disney Company	132,700	24,485,804
		257,302,322
Consumer Discretionary — 11.7%
Amazon.com, Inc. (b)	31,700	98,082,336
Chipotle Mexican Grill, Inc. (b)	10,700	15,202,774
General Motors Company (b)	196,300	11,279,398
Hilton Worldwide Holdings, Inc. (b)	114,400	13,833,248
Home Depot, Inc.	27,300	8,333,325
Lowe’s Companies, Inc.	81,600	15,518,688
O’Reilly Automotive, Inc. (b)	29,700	15,065,325
Target Corporation	144,300	28,581,501
Tesla Motors, Inc. (b)	36,600	24,446,238
TJX Companies, Inc.	280,700	18,568,305
Ulta Beauty, Inc. (b)	37,700	11,655,709
V.F. Corporation	187,400	14,977,008
		275,543,855
Consumer Staples — 6.1%
Coca-Cola Company	268,200	14,136,822
Constellation Brands, Inc. Class A	52,400	11,947,200
Costco Wholesale Corporation	53,000	18,681,440
Lamb Weston Holdings, Inc.	229,800	17,804,904
Monster Beverage Corporation (b)	160,900	14,656,381
PepsiCo, Inc.	78,800	11,146,260
Philip Morris International Inc.	309,700	27,482,778
Post Holdings, Inc. (b)	117,000	12,369,240
Procter & Gamble Company	115,350	15,621,851
		143,846,876
Energy — 3.2%
Adams Natural Resources Fund, Inc. (c)	2,186,774	32,167,446
ConocoPhillips	314,800	16,674,956
Hess Corporation	190,800	13,501,008
Schlumberger N.V.	489,900	13,320,381
		75,663,791

Schedule of Investments (continued)

March 31, 2021
(unaudited)
	Shares	Value (a)
Financials — 11.7%
Bank of America Corp.	1,148,400	$44,431,596
Berkshire Hathaway Inc. Class B (b)	169,600	43,327,712
Capital One Financial Corporation	185,200	23,562,996
Intercontinental Exchange, Inc.	94,800	10,587,264
JPMorgan Chase & Co.	300,700	45,775,561
MetLife, Inc.	521,400	31,695,906
Morgan Stanley	413,800	32,135,708
T. Rowe Price Group	106,700	18,309,720
Wells Fargo & Company	665,700	26,008,899
		275,835,362
Health Care — 13.2%
Abbott Laboratories	256,400	30,726,976
AbbVie, Inc.	240,900	26,070,198
Alexion Pharmaceuticals, Inc. (b)	91,200	13,945,392
AmerisourceBergen Corporation	155,600	18,371,692
Bristol-Myers Squibb Company	270,300	17,064,039
Centene Corporation (b)	134,800	8,615,068
CVS Health Corporation	251,800	18,942,914
Edwards Lifesciences Corporation (b)	186,300	15,582,132
Eli Lilly and Company	132,000	24,660,240
IDEXX Laboratories, Inc. (b)	13,800	6,752,478
Johnson & Johnson	145,400	23,896,490
Thermo Fisher Scientific Inc.	89,000	40,617,820
UnitedHealth Group Incorporated	132,100	49,150,447
Vertex Pharmaceuticals Incorporated (b)	71,200	15,300,168
		309,696,054
Industrials — 9.1%
Alaska Air Group, Inc. (b)	179,200	12,402,432
Boeing Company (b)	97,800	24,911,616
Carrier Global Corporation	392,600	16,575,572
Caterpillar Inc.	126,800	29,401,116
Honeywell International Inc.	127,800	27,741,546
Huntington Ingalls Industries, Inc.	64,000	13,174,400
Kansas City Southern	48,300	12,747,336
Knight-Swift Transportation Holdings Inc.	254,000	12,214,860
Parker-Hannifin Corporation	73,500	23,184,105
Raytheon Technologies Corporation	209,800	16,211,246
Union Pacific Corporation	51,700	11,395,197
United Rentals, Inc. (b)	43,800	14,423,778
		214,383,204

Schedule of Investments (continued)

March 31, 2021
(unaudited)
	Shares	Value (a)
Information Technology — 26.3%
Accenture plc Class A	39,500	$10,911,875
Adobe Inc. (b)	55,800	26,525,646
Amphenol Corporation Class A	219,800	14,500,206
Apple Inc.	1,065,400	130,138,610
Arista Networks, Inc. (b)	44,700	13,494,483
CDW Corp.	66,900	11,088,675
Cisco Systems, Inc.	271,900	14,059,949
Fair Isaac Corporation (b)	24,600	11,956,830
Intuit Inc.	52,100	19,957,426
Lam Research Corporation	44,600	26,547,704
Mastercard Incorporated Class A	110,500	39,343,525
Microchip Technology Incorporated	113,200	17,570,904
Micron Technology, Inc. (b)	276,300	24,372,423
Microsoft Corporation	618,100	145,729,437
NVIDIA Corporation	58,100	31,021,333
Oracle Corporation	122,200	8,574,774
PayPal Holdings Inc. (b)	42,200	10,247,848
QUALCOMM Incorporated	157,500	20,882,925
Visa Inc. Class A	189,600	40,144,008
		617,068,581
Materials — 2.4%
Air Products and Chemicals, Inc.	15,900	4,473,306
DuPont de Nemours, Inc.	177,700	13,732,656
LyondellBasell Industries N.V.	114,800	11,944,940
Sherwin-Williams Company	20,200	14,907,802
Steel Dynamics, Inc.	235,200	11,938,752
		56,997,456
Real Estate — 2.3%
CBRE Group, Inc. Class A (b)	126,000	9,967,860
Equinix, Inc.	19,600	13,319,964
Prologis, Inc.	92,800	9,836,800
Simon Property Group, Inc.	91,900	10,455,463
Weyerhaeuser Company	292,700	10,420,120
		54,000,207
Utilities — 2.6%
CMS Energy Corporation	180,800	11,068,576
Edison International	198,100	11,608,660
NextEra Energy, Inc.	124,100	9,383,201
Public Service Enterprise Group Incorporated	233,900	14,083,119
Southern Company	222,800	13,849,248
		59,992,804

Schedule of Investments (continued)

March 31, 2021
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,384,876,617)		$2,340,330,512
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		466,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.06% (e)	6,310,495	6,311,757
Northern Institutional Treasury Portfolio, 0.01% (e)	2,037,081	2,037,081
Total Short-Term Investments
(Cost $8,346,439)		8,348,838
Total — 100.0%
(Cost $1,393,373,056)		2,349,145,350
Other Assets Less Liabilities — (0.0)%		(158,608)
Net Assets — 100.0%		$2,348,986,742

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac(3)(4)	Roger W. Gale(2)(3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2)(4)	Mary Chris Jammet (4)	Craig R. Smith(3)(4)
Frederic A. Escherich(1)(2)(4)	Lauriann C. Kloppenburg(1)(2)(3)	Mark E. Stoeckle (1)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com